SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                              FORM 8-K


                           CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) December 30, 2004


                    MONMOUTH CAPITAL CORPORATION
      (Exact name of Registrant as specified in its charter)



    New Jersey                   811-01085        21-0740878
 (State or other jurisdiction   (Commission      (IRS Employer
 of incorporation)              File Number)  Identification Number)



    3499 Route 9N, Suite 3C, Freehold, NJ             07728
    (Address of principal executive offices)       (zip code)



  Registrant's telephone number, including area code (732) 577-9993



  (Former name or former address, if changed since last report.)

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  Item 7.01  Regulation FD Disclosure.

      On December 30, 2004, the Company issued a press release announcing the acquisition of a 171,200 square-foot industrial building in Kane County, in Montgomery, Illinois, for a purchase price of approximately $10,000,000.


  Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits.

    99 Press Release dated December 30, 2004.




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                         SIGNATURES


     Pursuant   to  the  requirements  of  the  Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        MONMOUTH CAPITAL CORPORATION




                        /s/   Anna T. Chew
                        ANNA T. CHEW
                        Chief Financial Officer






      Date  December 30, 2004
            __________________







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